UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2020 (September 30, 2020)
___________________

HOLLYFRONTIER CORPORATION
(Exact name of Registrant as specified in its charter)

DE	001-03876		75-1056913
(State or other jurisdiction of incorporation)	(Commission File Number)		(I.R.S. Employer Identification No.)
2828 N. Harwood, Suite 1300	Dallas	TX	75201
(Address of principal executive offices)			(Zip code)

Registrant’s telephone number, including area code: (214) 871-3555

Not applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to 12(b) of the Securities Exchange Act of 1934:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.01 par value	HFC	NYSE
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company        ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 30, 2020, the Board of Directors (the “Board”) of HollyFrontier Corporation (the “Corporation”) expanded the size of the Board from ten to eleven members and appointed Manny Fernandez as an independent director to the Board, in each case effective October 1, 2020.

Mr. Fernandez, 58, joined KPMG LLP in 1984 and served in a number of leadership positions until his retirement in September 2020, including most recently as Managing Partner of the Dallas office and market leader for KPMG’s Southwest region across audit, tax and consulting services from October 2009 to September 2020. Effective in October 2020, Mr. Fernandez will also serve on the board of directors of Jacobs Engineering Group Inc. Mr. Fernandez brings to the Board extensive finance and accounting expertise, as well as executive and talent management experience.

The Board has determined that Mr. Fernandez is an “independent” director as defined by the New York Stock Exchange (“NYSE”) listing standards and Rule 10A-3 of the Securities Exchange Act of 1934. On September 30, 2020, the Board appointed Mr. Fernandez to the Audit Committee and the Environmental, Health, Safety, and Public Policy Committee, each effective as of October 1, 2020.

Mr. Fernandez will participate in the standard non-management director compensation arrangements described in the Corporation’s 2020 proxy statement filed with the Securities and Exchange Commission on March 26, 2020. There are no arrangements or understandings between Mr. Fernandez and any other person pursuant to which he was selected as a director. Mr. Fernandez does not have any family relationship with any director or executive officer of the Corporation or any person nominated or chosen by the Corporation to become a director or executive officer. There are no transactions in which Mr. Fernandez has an interest requiring disclosure under Item 404(a) of Regulation S-K.

Item 7.01     Regulation FD Disclosure.
On October 1, 2020, the Corporation issued a press release announcing the appointment of Mr. Fernandez to the Board. A copy of the Corporation’s press release is attached hereto as Exhibit 99.1 and incorporated herein in its entirety.
The information contained in, or incorporated into, this Item 7.01 is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.
Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.     Description

99.1	Press release of the Corporation issued on October 1, 2020*

104        Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Furnished herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HOLLYFRONTIER CORPORATION

By:    /s/ Vaishali S. Bhatia
Vaishali S. Bhatia
Senior Vice President, General Counsel and Secretary

Date: October 1, 2020